Exhibit 10.2

AVISCAR INC.

as Avis General Partner

- and -

BUDGETCAR INC.

as Budget General Partner

- and -

2233516 ONTARIO INC.

as Limited Partner

- and -

WTH CAR RENTAL ULC

as Rental ULC

- and -

WTH FUNDING LIMITED PARTNERSHIP

as Administrator and Funding LP

- and -

BNY TRUST COMPANY OF CANADA

as Indenture Trustee

- and -

BAY STREET FUNDING TRUST

as Series 2010-1 Note Purchaser

- and -

CANADIAN MASTER TRUST

as Series 2010-2 Note Purchaser

- and -

DEUTSCHE BANK AG, CANADA BRANCH

as Series 2010-3 Note Purchaser

- and -

LORD SECURITIES CORPORATION

as Back-Up Administrator

- and -

FISERV AUTOMOTIVE SOLUTIONS, INC.

as Liquidation Agent

AVIS BUDGET SECURITIZATION

GLOBAL AMENDMENT

February 17, 2011

GLOBAL AMENDMENT

THIS GLOBAL AMENDMENT is made as of February 17, 2011.

AMONG:

AVISCAR INC., as Avis General Partner

- and -

BUDGETCAR INC., as Budget General Partner

- and -

2233516 ONTARIO INC., as Limited Partner (together with the Avis General Partner and the Budget General Partner being collectively referred to as the “Partners”)

- and -

WTH FUNDING LIMITED PARTNERSHIP, a limited partnership formed under the laws of the Province of Ontario, it is own capacity (“Funding LP”) and in its capacity as Administrator (the “Administrator”)

- and -

WTH CAR RENTAL ULC, an unlimited liability company formed under the laws of the Province of Alberta (“Rental ULC”)

- and -

BNY TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as Indenture Trustee under the Indenture (the “Indenture Trustee”)

- and -

LORD SECURITIES CORPORATION, a Delaware corporation, in its capacity as Back-up Administrator (the “Back-up Administrator”)

- and -

FISERV AUTOMOTIVE SOLUTIONS, INC., a Delaware corporation, in its capacity as disposition agent (the “Liquidation Agent”)

- and -

MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as trustee of BAY STREET FUNDING TRUST, a trust established under the laws of the Province of Ontario, in its capacity as a Noteholder (the “Series 2010-1 Noteholder”)

- and -

BNY TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as trustee of CANADIAN MASTER TRUST, a trust established under the laws of the Province of Ontario, in its capacity as a Noteholder (the “Series 2010-2 Noteholder”)

- and -

DEUTSCHE BANK AG, CANADA BRANCH, an Authorized Foreign Bank listed on Schedule III to the Bank Act (Canada), in its capacity as a Noteholder (the “Series 2010-3 Noteholder”)

WHEREAS the Partners are parties to a Fifth Amended and Restated Limited Partnership Agreement dated as of August 26, 2010 (the “Funding LP Partnership Agreement”);

WHEREAS Rental ULC and the Indenture Trustee are parties to a Trust Indenture dated as of August 26, 2010 (the “Indenture”);

WHEREAS Rental ULC, Funding LP and the Indenture Trustee are parties to a Master Motor Vehicle Lease Agreement dated as of August 26, 2010 (the “Master Lease Agreement”);

WHEREAS Rental ULC, the Administrator and the Indenture Trustee are parties to an Administration Agreement dated as of August 26, 2010 (the “Administration Agreement”);

WHEREAS Rental ULC, the Administrator, the Indenture Trustee and the Back-up Administrator are parties to a Back-up Administration Agreement dated as of August 26, 2010 (the “Back-up Administration Agreement”);

WHEREAS Rental ULC, the Administrator, the Indenture Trustee and the Liquidation Agent are parties to a Liquidation Agent Agreement dated as of August 26, 2010 (the “Liquidation Agent Agreement”);

WHEREAS Rental ULC, the Administrator and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2010-1 dated as of August 26, 2010 (the “Series 2010-1 Indenture Supplement”);

WHEREAS Rental ULC, the Administrator and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2010-2 dated as of August 26, 2010 (the “Series 2010-2 Indenture Supplement”);

WHEREAS Rental ULC, the Administrator and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2010-3 dated as of August 26, 2010 (the “Series 2010-3 Indenture Supplement”);

WHEREAS Funding LP and Rental ULC are parties to a Purchase Agreement dated as of August 26, 2010 (the “Funding/Rental Purchase Agreement”);

WHEREAS the parties hereto wish to make certain amendments to the Funding LP Partnership Agreement, the Indenture, the Master Lease Agreement, the Administration Agreement, the Back-up Administration Agreement, the Liquidation Agent Agreement, the Funding/Rental Purchase Agreement, the Series 2010-1 Indenture Supplement, the Series 2010-2 Indenture Supplement, and the Series 2010-3 Indenture Supplement in accordance with, and pursuant to, Section 13.2 of the Indenture and Section 5.6(e) of each of the Supplements on the terms as set forth herein; and

WHEREAS the applicable Rating Agencies have been provided with prior written notice of the amendments herein provided in accordance with Section 13.2 of the Indenture and Section 5.6(e) of each of the Supplements.

NOW THEREFORE in consideration of the foregoing and of the mutual covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

Terms used herein which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them in the Indenture unless otherwise defined herein. In this Amendment:

“Amendment” means this Global Amendment;

“Noteholders” means, collectively, the Series 2010-1 Noteholder, Series 2010-2 Noteholder and Series 2010-3 Noteholder; and

“Supplements” means the Series 2010-1 Indenture Supplement, Series 2010-2 Indenture Supplement and Series 2010-3 Indenture Supplement.

1.2	Headings

The inclusion of headings in this Amendment is for convenience of reference only and shall not affect the construction or interpretation hereof.

1.3	References to Articles and Sections

Whenever in this Amendment a particular Article, section or other portion thereof is referred to, unless otherwise indicated, such reference pertains to the particular Article, section or portion thereof contained herein.

1.4	Governing Law

This Amendment is governed by and shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Each party hereto irrevocably submits to the jurisdiction of the courts of competent jurisdiction in the Province of Ontario in respect of any action or proceeding relating in any way to this Amendment The parties hereto shall not raise any objection to the venue of any proceedings in any such court, including the objection that the proceedings have been brought in an inconvenient forum.

ARTICLE 2

AMENDMENTS

2.1	Amendment to Funding LP Partnership Agreement

Clause (vii) of Section 3.2 of the Funding LP Partnership Agreement is hereby removed and replaced with the following:

(vii)(A) rent any Vehicles other than Rental ULC Vehicles, (B) beneficially own any Vehicle or (C) hold registered title to any Vehicle, directly or through any Partner, other than as nominee, custodian and bare trustee for and on behalf of Rental ULC as beneficial owner, and in no other capacity;

2.2	Amendments to Indenture

The Indenture is hereby amended as set forth in this Section 2.2:

(a)	The definition of “Nissan” in Section 1.1 of the Indenture is hereby removed and replaced with the following:

“Nissan” means Nissan Canada, Inc. and its Affiliates, and their respective successors.

(b)	The definition of “Toyota” in Section 1.1 of the Indenture is hereby removed and replaced with the following:

“Toyota” means Toyota Canada Inc. and its Affiliates, and their respective successors.

(c)	Clause (d) of Section 5.2 of the Indenture is hereby removed and replaced with the following:

Rental ULC shall deposit all Contributions received by it to the Master Vehicle Account, the Master Rental Account or any Series Account as provided for in the related Indenture Supplement.

(d)	The first two lines of Section 6.3 of the Indenture are hereby amended by removing and replacing the text reading “…a portion of the Rental Revenues received for the related Remittance Period…” with the following:

…a portion of the Rental Revenues received, and Contributions deposited to the Master Rental Account, for the related Remittance Period…

(e)	Clause (a) of Section 6.3 of the Indenture is hereby amended by inserting immediately after the words “Rental Revenues” in the third line of such Section the words “, and Contributions deposited to the Master Rental Account,”.

(f)	Clause (a) of Section 6.4 of the Indenture is hereby amended by removing and replacing the text reading “…a portion of the Proceeds of Distribution and Enforcement Proceeds, if any, for the previous Settlement Period…” with the following:

…a portion of the Proceeds of Distribution, Contributions deposited to the Master Vehicle Account and Enforcement Proceeds, if any, for the previous Settlement Period…

(g)	Clause (d) of Section 10.1 of the Indenture is hereby amended by adding “)” after the text reading “Sections 10.1(a), (b) or (c)”.

(h)

Section 13.2 is of the Indenture is hereby amended by removing and replacing the text reading “…and the consent of not less than 66 2/3% in Outstanding Principal Amount of the Senior Notes of each Class or Classes affected...” with the following:

…and the consent of the Majority Holders of the Senior Notes of each Class or Classes affected...

2.3	Amendments to Master Lease Agreement

The Master Lease Agreement is hereby amended as set forth in this Section 2.3:

(a)	Section 2.4 of the Master Lease is hereby amended by replacing the words “or, in respect of the Initial Vehicles,” in the third line of that Section with the words “or, to the extent permitted by Section 2.5 of the Funding/Rental Purchase Agreement,”.

(b)	Clause (e) of Section 9.1 of the Master Lease is hereby amended by removing and replacing the reference to “$2,000,000” with “$20,000,000”.

(c)	Clause (f) of Section 9.1 of the Master Lease is hereby amended by adding the word “and” at the end of such clause.

(d)	Clause (g) of Section 9.1 of the Master Lease is hereby amended by removing and replacing “;” and the word “and” at the end of such clause with “.”.

(e)	Clause (h) of Section 9.1 of the Master Lease Agreement is hereby removed and deleted in its entirety.

(f)	Article 10 ‘General’ of the Master Lease Agreement is hereby amended by the addition of the following as Section 10.11:

10.11 Amendments

This Agreement may be amended from time to time by a written amendment duly executed and delivered by all parties hereto and, in respect of material amendments, satisfaction of the Rating Agency Condition for each Outstanding Series and Class of Notes.

2.4	Amendments to the Supplements

The Supplements are hereby amended as set forth in this Section 2.4:

(a)	The definition of “Excess Non-Program (36 month) Percentage” in Section 1.1 of each of the Supplements is hereby removed and replaced with the following:

“Excess Non-Program (36 month) Percentage” means, on any date, the fraction (expressed as a percentage) which the aggregate Current Book Value of Rental ULC Vehicles that are Non-Program Vehicles (other than box trucks) greater than 36 months old is of the aggregate Current Book Value of all Rental ULC Vehicles as of such date.

(b)	Section 1.1 of each of the Supplements is hereby amended by adding the following as a new definition:

“Excess Non-Program Truck (84 month) Percentage” means, on any date, the fraction (expressed as a percentage) which the aggregate Current Book Value of Rental ULC Vehicles that are both (x) box trucks and (y) Non-Program Vehicles greater than 84 months old, is of the aggregate Current Book Value of all Rental ULC Vehicles as of such date.

(c)	Section 1.1 of each of the Supplements is hereby amended by the addition of the following definition of “Funding LP Business Revenues”:

“Funding LP Business Revenues” has the meaning given to it in the Master Vehicle Lease Agreement.

(d)	Clause (l) of the definition of “Series 2010-1 Incremental Enhancement Amount”, “Series 2010-2 Incremental Enhancement Amount” and “Series 2010-3 Incremental Enhancement Amount”, as applicable, in Section 1.1 of each of the Supplements is hereby amended by removing and deleting the word “and” at the end of such clause.

(e)	Clause (m) of the definition of “Series 2010-1 Incremental Enhancement Amount”, “Series 2010-2 Incremental Enhancement Amount” and “Series 2010-3 Incremental Enhancement Amount”, as applicable, in Section 1.1 of each of the Supplements is hereby amended by adding the word “and” at the end of such clause.

(f)	The definition of “Series 2010-1 Incremental Enhancement Amount”, “Series 2010-2 Incremental Enhancement Amount” and “Series 2010-3 Incremental Enhancement

Amount”, as applicable, in Section 1.1 of each of the Supplements is hereby amended by the addition of the following clause (n) to the definition in each such Supplement:

the Excess Non-Program Truck (84 month) Percentage of the Series 2011-1 Principal Balance.

(g)	Article 4 ‘Allocations, Deposits and Payments’ of each of the Supplements is hereby amended by the addition of the following as Section 4.10:

4.10 Contributions

Rental ULC may deposit Contributions received by it to any Series Account or to the VAT Account in accordance with the Note Purchase Agreement.

(h)	Clause (g) of Section 5.4 of each Supplement is hereby amended by replacing the proviso in the last three lines of such clause with the following:

provided that in respect of the period from the Closing Date to December 31, 2010, the written report shall only be delivered in respect of the December, 2010 Settlement Period and such written report shall be delivered by March 21, 2011, and provided further that supplemental written reports regarding titling of Rental ULC Vehicles shall be delivered: (x) on March 21, 2011 in respect of Rental ULC Vehicles located in the Province of British Columbia; and (y) in respect of Rental ULC Vehicles located in the Province of Quebec, within 30 days of the earlier to occur of: (i) the re-titling of all Rental ULC Vehicles to the extent required in such Province; and (ii) June 30, 2011; each such supplemental written report shall include a minimum sample size of 25 vehicle files for each of such Provinces, except that in the case of clause (y) above, such vehicle files shall only relate to Rental ULC Vehicles ordered and received after the Closing Date.

(i)	Clause (e) of Section 6.1 of each such Supplement is hereby hereby removed and replaced with the following:

Avis, Budget or Funding LP failing to pay when due any obligation (the “underlying obligation”) for a sum certain in excess of $2,000,000 and such failure continuing for three Business Days after (i) written notice to Avis, Budget or Funding LP, as applicable, from the party to whom the underlying obligation is owed if there is no grace period applicable to the underlying obligation; or (ii) the expiry of any grace period applicable to the underlying obligation;

(j)	Part (x) of Clause (i) of Section 6.1 of each such Supplement is hereby removed and deleted in its entirety.

(k)	Clause (l) of Section 6.1 of each of the Supplements is hereby amended by removing and deleting the word “or” at the end of such clause.

(l)	Clause (m) of Section 6.1 of each of the Supplements is hereby amended by removing and replacing “.” at the end of such clause with “;” and the word “or”.

(m)	The list of Early Amortization Events as described in Section 6.1 of each of the Supplements is hereby amended by the addition of the following clause (n) to Section 6.1 of each such Supplement:

(n)	if the average of the ratio of:

(i) the Funding LP Business Revenues (as defined in the Master Vehicle Lease Agreement) for a Settlement Period to

(ii) the sum of (x) Rental Revenues for such Settlement Period and (y) Loss on Dispositions calculated in respect of Non-Program Vehicles for such Settlement Period;

for (x) three (3) consecutive Settlement Periods is less than 1.35:1 or (y) for 12 consecutive Settlement Periods is less than 1.6:1.

2.5	Amendment to Administration Agreement

Clause (e) of Section 5.2 of the Administration Agreement is hereby amended by removing and replacing the reference to “$2,000,000” with “$20,000,000”.

2.6	Amendment to Back-up Administration Agreement

Section 6.2 of the Back-up Administration Agreement is hereby removed and replaced with the following:

Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by all parties hereto and, in respect of material amendments, satisfaction of the Rating Agency Condition for each Outstanding Series and Class of Notes.

2.7	Amendment to Liquidation Agent Agreement

Section 4.14 of the Liquidation Agent Agreement is hereby removed and replaced with the following:

This Agreement may be amended from time to time by a written amendment duly executed and delivered by all parties hereto and, in respect of material amendments, satisfaction of the Rating Agency Condition for each Outstanding Series and Class of Notes.

2.8	Amendments to Funding/Rental Purchase Agreement

The Funding/Rental Purchase Agreement is hereby amended as set forth in this Section 2.8:

(a)	Section 2.5(a) of the Funding/Rental Purchase Agreement is hereby amended by adding after the words “Rental ULC” in the second last line of such Section the words: “(including as and when required pursuant to clause (iii) of Section 2.5(c.1))”.

(b)	The following clause (c.1) is hereby added immediately following Section 2.5(c) of the Funding/Rental Purchase Agreement:

(c.1) (i) to the extent that Funding LP has placed purchase orders for vehicles for Provinces other than British Columbia prior to the Closing

Date but such vehicles were not received by Funding LP in such Provinces until following the Closing Date, or (ii) until June 30, 2011 for all vehicles located in the Province of Quebec which were ordered and received after the Closing Date, or (iii) until March 21, 2011 for all vehicles located in the Province of British Columbia (including those located in such Province since the Closing Date), in each case Funding LP shall hold registered ownership of such vehicles as nominee, custodian and bare trustee for and on behalf of Rental ULC as beneficial owner, and in no other capacity.

ARTICLE 3

GENERAL

3.1	Effective Date

The amendments set forth in this Amendment shall be effective as of the date hereof other than those amendments in Section 2.8 hereof which shall be deemed to have been in effect as of the Closing Date.

3.2	Further Assurances

Each of the parties hereto shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as any other party hereto may reasonably require from time to time for the purpose of giving effect to this Amendment and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Amendment.

3.3	Enurement

This Amendment shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

3.4	Counterparts

This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[signature pages follow]

IN WITNESS WHEREOF the undersigned have executed this Amendment.

AVISCAR INC., as Avis General Partner

By:	/s/ David Calabria
Name: David Calabria Title: Assistant Treasurer

BUDGETCAR INC., as Budget General Partner

By:	/s/ Tim Smith
Name: Tim Smith Title: Assistant Treasurer

2233516 ONTARIO INC., as Limited Partner

By:	/s/ David Calabria
Name: David Calabria Title: Assistant Treasurer

WTH CAR RENTAL ULC

By:	/s/ David Calabria
Name: David Calabria Title: Assistant Treasurer

S1	GLOBAL AMENDMENT

WTH FUNDING LIMITED PARTNERSHIP, in its own capacity and in its capacity as Administrator, by its General Partner, AVISCAR INC.

By:	/s/ David Calabria
Name: David Calabria Title: Assistant Treasurer

BNY TRUST COMPANY OF CANADA, as Indenture Trustee and not in its individual capacity

By:	/s/ Patricia Benjamin
Name: Patricia Benjamin Title: Authorized Officer

S2	GLOBAL AMENDMENT

FISERV AUTOMOTIVE SOLUTIONS, INC., as Liquidation Agent

By:	/s/ Don Edman
Name: Don Edman Title: Vice President

LORD SECURITIES CORPORATION, as Back-up Administrator

By:	/s/ Orlando C. Figueroa
Name: Orlando C. Figueroa Title: Managing Director

S3	GLOBAL AMENDMENT

PURSUANT TO, AND IN ACCORDANCE WITH, Section 13.2 of the Indenture and Section 5.6(e) of each of the Supplements, the undersigned hereby consent and agree to this Amendment.

BNY TRUST COMPANY OF CANADA, as trustee of CANADIAN MASTER TRUST, by its Securitization Agent, BMO NESBITT BURNS INC.

By:	/s/ Terry J. Ritchie
Name: Terry J. Ritchie Title:

By:	/s/ Chris Romano
Name: Chris Romano Title:

MONTREAL TRUST COMPANY OF CANADA, as trustee of BAY STREET FUNDING TRUST, by its Securitization Agent, SCOTIA CAPITAL INC.

By:	/s/ Doug Noe
Name: Doug Noe Title:

DEUTSCHE BANK AG, CANADA BRANCH

By:	/s/ Renat Husnudinov
Name: Renat Husnudinov Title: Vice President

By:	/s/ Daniel W. Sooley
Name: Daniel W. Sooley Title: Chief Legal Officer

S4	GLOBAL AMENDMENT